UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   4/15/2010

CITIZENS FIRST CORPORATION
(Exact name of registrant as specified in its charter)

Kentucky 333-67435 61-0912615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Ashley Street, Bowling Green, Kentucky 42103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (270) 393-0700

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 15, 2010, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release announced the Company’s operating results for the quarter ended March 31, 2010.

The information in this Item 2.02 in this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Principal Officers.

On April 15, 2010, the Company and Steve Marcum entered into an employment agreement effective as of April 15, 2010.  The employment agreement provides for Mr. Marcum's employment as Executive Vice President  and Chief Financial Officer, is for a term of three years and will be automatically renewed  for successive one year terms unless either party gives 60 days notice to the other of its intent not to renew.  The agreement provides for payment to Mr. Marcum of an annual salary of $152,500, four week’s vacation annually and participation in all employee benefit programs as are offered by the Company to its other executive officers.  The agreement may be terminated by the Company for cause (as defined in the agreement). In the event the agreement is terminated with cause, Mr. Marcum shall not be entitled to any further compensation following written notice of termination.  Mr. Marcum may voluntarily terminate his employment upon 60 days notice. In the event the agreement is terminated by Mr. Marcum, the Company will be obligated to pay Mr. Marcum the value of accrued fringe benefits through the date of termination.  In the event of Mr. Marcum’s termination of the agreement, he will be prohibited for six months from (i) rendering any services to any banking institutions in Warren, Barren, Hart, and Simpson Counties in Kentucky and any county contiguous to Warren County, (ii) offering employment to any other person who was an employee or agent of the Company at any time during the last twelve months of Mr. Marcum's employment, or (ii) contact any existing or prospective customer of the Company for the purpose of soliciting, offering or doing any type of business or services similar in nature to the business of the Company.

The foregoing description is qualified by reference in its entirety to the employment agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.
See “Item 2.02. Results of Operations and Financial Condition” which is incorporated by reference in this Item 7.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
10.1 Employment Agreement of Steve Marcum dated April 15, 2010 99.1Press Release dated April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION
(Registrant)
By: /s/ M. Todd Kanipe M. Todd Kanipe
President and Chief Executive Officer

Date: April 15, 2010

EXHIBIT INDEX
10.1Employment Agreement of Steve Marcum April 15, 2010
99.1Press Release dated April 15, 2010

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